UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number  811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2006

Semiannual Report
to Shareholders

DWS Lifecycle Long Range Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. The fund is subject to stock market risk, meaning stocks of companies the fund holds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, the Investment Class of the Fund was issued in conjunction with the combination of Scudder Lifecycle Long Range Fund (the "Acquired Fund") and the Fund (formerly known as "Scudder Asset Management Fund"). The Acquired Fund and the Fund were each feeder funds investing all of their investable assets in the same master portfolio, the Asset Management Portfolio. Returns of the Investment Class shown prior to July 25, 2003 are derived from the historical performance of the Institutional Class of the DWS Lifecycle Long Range Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of the Investment Class. Any difference in expenses will affect performance. On October 23, 2006, Investment Class was renamed Class S.

Average Annual Total Returns as of 9/30/06
DWS Lifecycle Long Range Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Institutional Class	4.22%	8.66%	9.77%	6.74%	8.24%
Investment Class*	4.10%	8.31%	9.31%	6.29%	7.79%
S&P 500® Index+	4.14%	10.79%	12.30%	6.97%	8.59%
Citigroup Broad Investment Grade Bond Index++	3.73%	3.71%	3.48%	4.84%	6.45%
Asset Allocation Index — Long Range+++	3.85%	7.68%	8.26%	6.01%	7.70%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* On October 23, 2006, Investment Class was renamed Class S (see Note H, Subsequent Event, of Notes to Financial Statements).

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Investment Class*	Institutional Class
Net Asset Value: 9/30/06	$ 11.64	$ 12.08
3/31/06	$ 11.30	$ 11.74
Distribution Information: Six Months: Income Dividends as of 9/30/06	$ .12	$ .15

* On October 23, 2006, Investment Class was renamed Class S (see Note H, Subsequent Event, of Notes to Financial Statements).

Institutional Class Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	97	of	400	25
3-Year	80	of	279	29
5-Year	92	of	219	42
10-Year	15	of	93	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Lifecycle Long Range Fund — Institutional Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Long Range+++

Yearly periods ended September 30
Comparative Results as of 9/30/06
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,086,600	$1,322,600	$1,385,700	$2,206,600
	Average annual total return	8.66%	9.77%	6.74%	8.24%
S&P 500 Index+	Growth of $1,000,000	$1,107,900	$1,416,200	$1,400,800	$2,279,200
	Average annual total return	10.79%	12.30%	6.97%	8.59%
Citigroup Broad Investment Grade Bond Index++	Growth of $1,000,000	$1,037,100	$1,108,200	$1,266,900	$1,867,800
	Average annual total return	3.71%	3.48%	4.84%	6.45%
Asset Allocation Index — Long Range+++	Growth of $1,000,000	$1,076,800	$1,268,800	$1,338,900	$2,098,900
	Average annual total return	7.68%	8.26%	6.01%	7.70%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Growth of an Assumed $10,000 Investment
[] DWS Lifecycle Long Range Fund — Investment Class* [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Long Range+++

Yearly periods ended September 30
Comparative Results as of 9/30/06
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class*	Growth of $10,000	$10,831	$13,061	$13,566	$21,177
	Average annual total return	8.31%	9.31%	6.29%	7.79%
S&P 500 Index+	Growth of $10,000	$11,079	$14,162	$14,008	$22,792
	Average annual total return	10.79%	12.30%	6.97%	8.59%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,371	$11,082	$12,669	$18,678
	Average annual total return	3.71%	3.48%	4.84%	6.45%
Asset Allocation Index — Long Range+++	Growth of $10,000	$10,768	$12,688	$13,389	$20,989
	Average annual total return	7.68%	8.26%	6.01%	7.70%

The growth of $10,000 is cumulative.

* On October 23, 2006, Investment Class was renamed Class S (see Note H, Subsequent Event, of Notes to Financial Statements).

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.

+++ The Asset Allocation Index — Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Fund Return	Investment Class**	Institutional Class
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,041.00	$ 1,042.20
Expenses Paid per $1,000*	$ 3.84	$ 2.82
Hypothetical 5% Fund Return	Investment Class**	Institutional Class
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,021.31	$ 1,022.31
Expenses Paid per $1,000*	$ 3.80	$ 2.79

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Investment Class**	Institutional Class
DWS Lifecycle Long Range Fund	.75%	.55%

For more information, please refer to the Fund's prospectus.

** On October 23, 2006, Investment Class was renamed Class S (see Note H, Subsequent Event, of Notes to Financial Statements).

Portfolio Management Review

In the following interview, Portfolio Managers Thomas Picciochi and Robert Wang address the economy, markets, portfolio management strategy and resulting performance of DWS Lifecycle Long Range Fund for the six months ended September 30, 2006.

Q: How would you describe global economic and political conditions and their effect on the markets over the last year?

A: Both the economy and the stock market have demonstrated considerable resilience during 2006, but the last few months have brought increasing evidence that the economy is moving into a slower growth phase. The housing market, one of the main drivers of the US economy in the first half of the decade, is weakening after a long period of extraordinary strength. Consumer confidence has drifted lower, and there have been some signs of moderation in consumer spending.

The US Federal Reserve Board (the Fed) left interest rates unchanged at its August and September meetings, demonstrating an effort to balance the risks of a sharp slowdown and rising inflation. Inflation now appears to be less of a concern than it was a few months ago. Oil prices are down almost 25% from the record levels reached in July, as the hurricane season has proven to be relatively mild, oil stockpiles increase and a diplomatic solution with Iran is sought. This easing in energy prices should provide some relief to household and business purchasing power. Business finances and earnings remain strong, providing balance to a possible slowing in consumer spending.

For the most part, investors have looked past potential problems, choosing instead to focus on the positives of continued growth in the overall economy and in corporate profits, expanding profit margins and reasonable equity valuation levels. Equities have been strong: Return of the S&P 500 Index for the six months ended September 30, 2006 was 4.14%, and the Dow Jones Industrial Average neared an all-time high in September.1 The bond market has demonstrated somewhat less optimism about the economy than the stock market. Return of the Citigroup Broad Investment Grade Bond Index for the six-month period was 3.73%.2 Bonds rallied through most of the third quarter, after having declined earlier in the year. At the end of September, 10-year yields are at essentially the same level as in early March.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Dow Jones Industrial Average is an index of the prices of 30 leading stocks maintained by the Wall Street Journal. It is not possible to invest directly into an index.

2 The Citigroup Broad Investment Grade (BIG) Bond Index covers an all-inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: What is the current outlook for US and world economies and markets?

A: Economic activity outside the US remains firm and should be largely insulated from a housing slowdown in the US. The US dollar has weakened against most foreign currencies during 2006, with most of that weakening occurring in April, as international markets began to anticipate a pause by the Fed. It seems likely that the US economy may grow at a rate slightly below trend next year — a slower pace than in recent years, but a bit stronger than in the second half of 2006, as residential investment eventually stabilizes.

Q: How is DWS Lifecycle Long Range Fund managed?

A: We invest the fund in a mix of US and foreign stocks and bonds and short-term investments. The fund has a target percentage of each of the three principal asset classes: equity, fixed income and short-term instruments. The investment in each asset class fluctuates depending on our perception of the opportunities and risks associated with each class at a given time. We regularly use derivatives to increase or decrease exposure to the various asset classes.3 We also take positions in foreign currencies to enhance potential returns and to hedge risks.

We employ a Global Asset Allocation (GAA) overlay, which offers a means to capture gains when various assets and asset classes advance or decline. It utilizes stock and bond futures and currency forwards to adjust exposure to the different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the funds, which are normally maintained at the percentages specific to the fund.4

3 A derivative is a financial arrangement that derives its value from a traditional security (such as a stock or bond), asset or index.

4 Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities. Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

Essentially, the Global Asset Allocation represents the views of Deutsche Asset Management investment teams around the world regarding currencies, equities and bonds. These views are combined to provide a "house view" that is risk-adjusted for the specific needs of these portfolios. This view is then executed through futures and currency forwards in the fund.

In the equity portion of the portfolio, we seek to provide investment returns that, before expenses, correspond to the total return of common stocks in the United States, as represented by the S&P 500 Index. In managing the bond portion of the portfolio, we use a core fixed-income strategy to select bonds based on a number of characteristics in an effort to outperform the Citigroup Broad Investment Grade (BIG) Bond Index.

Q: How did the fund perform during the period?

A: In evaluating performance, we look at the fund's absolute returns and its return relative to several benchmarks. The equity benchmark is the Standard & Poor's 500 Index. The benchmark for bonds is the Citigroup Broad Investment Grade (BIG) Bond Index. Since the fund holds securities in three major asset classes — stocks, bonds and short-term securities — we have created an asset allocation benchmark. The asset allocation benchmark is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill index) weighted by their corresponding proportion of the fund's neutral position to produce the aggregate benchmark.5 We also compare returns to those of a peer group of funds that allocate assets among several asset classes, the Lipper Mixed-Asset Target Allocation Moderate Funds category.6

5 The Merrill Lynch 3-month T-bill index is an index of US Treasury securities with maturities of three months or less. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of short-term returns on cash investments.

6 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Index returns assume reinvestment of dividends, and unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index or Lipper category.

The total return of the Standard & Poor's 500 Index for the six-month period ended September 30, 2006 was 4.14%. For this same period, the total return of the Citigroup Broad Investment Grade Bond Index was 3.73% and the Merrill Lynch 3-month T-bill index had a total return of 2.50%.

For the six months ended September 30, 2006, the DWS Lifecycle Long Range Fund had a return of 4.22% (Institutional Class), compared with 3.85% for its asset allocation benchmark. The asset allocation benchmark is a blend of 55% S&P 500 Index, 35% Citigroup Broad Investment Grade Bond Index and 10% Merrill Lynch 3-month T-bill index. The fund's return was above the midpoint of its Lipper Peer group, which was 2.67%. The effectiveness of the Global Asset Allocation overlay was a major factor that enabled the fund to outperform its peer group. (Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.)

Q: What were the main factors that affected the fund's performance?

A: An overweight in equities relative to the target throughout the period, balanced by a corresponding underweight in bonds, was positive for the fund's performance, since equity returns were higher than bond returns.7 Equities represented approximately 56% of the portfolio for the entire period. Positions in international equities were positive for returns, since these markets had generally higher returns than the US market. Investments in the Hong Kong market via the Hang Seng Index were particularly favorable; since Hong Kong is an important export market, it strengthened on the belief that the Fed's decision to stop raising interest rates would have a favorable impact on consumer spending in the US. Hong Kong also provides an entry to the rapid economic growth in China. A long position in foreign currencies versus the dollar was positive as the dollar weakened during the period. Positions in the Canadian and Australian dollars were especially positive, as these currencies benefited from strengthening economies and firm commodity prices.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In the fixed-income portion of the portfolio, a slight underweight in long-term bonds relative to the benchmark detracted from performance, since bonds provided higher returns than short-term investments.

Q: Do you have other comments for shareholders?

A: There have been no dramatic changes in the positioning of this fund over the last six months. We have maintained an equity position above the benchmark because we believe that stocks offer good value.

While the current environment involves risks, including a slowing in the US economy and political instability in many parts of the world, we believe there is potential for global economic growth and continued market strength.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	9/30/06	3/31/06

Common Stocks	56%	57%
Bonds	37%	36%
Cash Equivalents	7%	7%
	100%	100%
Five Largest Equity Holdings at September 30, 2006 (6.7% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	1.8%
2. General Electric Co. Industrial conglomerate	1.6%
3. Citigroup, Inc. Provider of diversified financial services	1.1%
4. Bank of America Corp. Provider of commercial banking services	1.1%
5. Microsoft Corp. Developer of computer software	1.1%
Five Largest Fixed Income Long-Term Securities at September 30, 2006 (4.5% of Net Assets)
1. US Treasury Bond 6.0%, 2/15/2026	1.8%
2. US Treasury Note 4.25%, 11/15/2013	0.9%
3. US Treasury Bond 8.125%, 8/15/2019	0.8%
4. Wells Fargo Mortgage Backed Securities Trust "2A5", Series 2006-AR2, 5.092%, 3/25/2036	0.6%
5. SPI Electricity Property Ltd. 7.25%, 12/1/2016	0.4%

Asset allocation and Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 54.3%
Consumer Discretionary 5.5%
Auto Components 0.1%
Goodyear Tire & Rubber Co.*	6,200	89,900
Johnson Controls, Inc.	6,700	480,658
		570,558
Automobiles 0.2%
Ford Motor Co.	64,300	520,187
General Motors Corp.	19,400	645,244
Harley-Davidson, Inc.	9,000	564,750
		1,730,181
Distributors 0.0%
Genuine Parts Co.	5,900	254,467
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	4,900	241,276
H&R Block, Inc.	10,700	232,618
		473,894
Hotels Restaurants & Leisure 0.9%
Carnival Corp.	15,200	714,856
Darden Restaurants, Inc.	4,600	195,362
Harrah's Entertainment, Inc.	6,400	425,152
Hilton Hotels Corp.	12,700	353,695
International Game Technology	11,700	485,550
Marriott International, Inc. "A"	11,800	455,952
McDonald's Corp.	41,900	1,639,128
Starbucks Corp.*	25,900	881,895
Starwood Hotels & Resorts Worldwide, Inc.	7,500	428,925
Wendy's International, Inc.	4,000	268,000
Wyndham Worldwide Corp.*	6,900	192,993
YUM! Brands, Inc.	9,200	478,860
		6,520,368
Household Durables 0.3%
Black & Decker Corp.	2,700	214,245
Centex Corp.	4,100	215,742
D.R. Horton, Inc.	9,000	215,550
Fortune Brands, Inc.	5,100	383,061
Harman International Industries, Inc.	2,200	183,568
KB Home	2,400	105,120
Leggett & Platt, Inc.	6,200	155,186
Lennar Corp. "A"	4,500	203,625
Newell Rubbermaid, Inc.	9,600	271,872
Pulte Homes, Inc.	7,300	232,578
Snap-on, Inc.	2,000	89,100
The Stanley Works	2,500	124,625
Whirlpool Corp.	2,634	221,546
		2,615,818
Internet & Catalog Retail 0.1%
Amazon.com, Inc.*	10,700	343,684
Leisure Equipment & Products 0.1%
Brunswick Corp.	3,300	102,927
Eastman Kodak Co.	9,900	221,760
Hasbro, Inc.	5,600	127,400
Mattel, Inc.	13,100	258,070
		710,157
Media 1.8%
CBS Corp. "B"	26,750	753,547
Clear Channel Communications, Inc.	17,200	496,220
Comcast Corp. "A"*	71,800	2,645,830
Dow Jones & Co., Inc.	2,200	73,788
E.W. Scripps Co. "A"	2,600	124,618
Gannett Co., Inc.	8,100	460,323
Interpublic Group of Companies, Inc.*	15,000	148,500
McGraw-Hill Companies, Inc.	12,000	696,360
Meredith Corp.	1,400	69,062
New York Times Co. "A"	4,200	96,516
News Corp. "A"	79,900	1,570,035
Omnicom Group, Inc.	5,900	552,240
Time Warner, Inc.	139,000	2,533,970
Tribune Co.	6,500	212,680
Univision Communications, Inc. "A"*	8,100	278,154
Viacom, Inc. "B"*	24,250	901,615
Walt Disney Co.	71,500	2,210,065
		13,823,523
Multiline Retail 0.6%
Big Lots, Inc.*	3,800	75,278
Dillard's, Inc. "A"	2,100	68,733
Dollar General Corp.	10,100	137,663
Family Dollar Stores, Inc.	5,400	157,896
Federated Department Stores, Inc.	18,600	803,706
J.C. Penney Co., Inc.	7,700	526,603
Kohl's Corp.*	11,200	727,104
Nordstrom, Inc.	7,600	321,480
Sears Holdings Corp.*	2,817	445,340
Target Corp.	29,300	1,618,825
		4,882,628
Specialty Retail 1.1%
AutoNation, Inc.*	5,200	108,680
AutoZone, Inc.*	1,800	185,940
Bed Bath & Beyond, Inc.*	9,600	367,296
Best Buy Co., Inc.	13,900	744,484
Circuit City Stores, Inc.	4,900	123,039
Home Depot, Inc.	70,600	2,560,662
Limited Brands, Inc.	11,600	307,284
Lowe's Companies, Inc.	52,200	1,464,732
Office Depot, Inc.*	9,700	385,090
OfficeMax, Inc.	2,500	101,850
RadioShack Corp.	4,300	82,990
Staples, Inc.	24,900	605,817
The Gap, Inc.	18,600	352,470
The Sherwin-Williams Co.	3,900	217,542
Tiffany & Co.	4,900	162,680
TJX Companies, Inc.	15,400	431,662
		8,202,218
Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.*	12,600	433,440
Jones Apparel Group, Inc.	4,000	129,760
Liz Claiborne, Inc.	3,900	154,089
NIKE, Inc. "B"	6,600	578,292
VF Corp.	2,800	204,260
		1,499,841
Consumer Staples 5.2%
Beverages 1.2%
Anheuser-Busch Companies, Inc.	26,300	1,249,513
Brown-Forman Corp. "B"	2,900	222,285
Coca-Cola Co.	69,700	3,114,196
Coca-Cola Enterprises, Inc.	9,800	204,134
Constellation Brands, Inc. "A"*	6,900	198,582
Molson Coors Brewing Co. "B"	1,700	117,130
Pepsi Bottling Group, Inc.	4,600	163,300
PepsiCo, Inc.	56,300	3,674,138
		8,943,278
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	16,000	794,880
CVS Corp.	28,200	905,784
Kroger Co.	25,100	580,814
Safeway, Inc.	15,900	482,565
SUPERVALU, Inc.	6,847	203,014
Sysco Corp.	21,800	729,210
Wal-Mart Stores, Inc.	84,100	4,147,812
Walgreen Co.	34,500	1,531,455
Whole Foods Market, Inc.	4,900	291,207
		9,666,741
Food Products 0.6%
Archer-Daniels-Midland Co.	22,900	867,452
Campbell Soup Co.	7,600	277,400
ConAgra Foods, Inc.	17,500	428,400
Dean Foods Co.*	4,500	189,090
General Mills, Inc.	12,100	684,860
H.J. Heinz Co.	11,300	473,809
Kellogg Co.	8,200	406,064
McCormick & Co., Inc.	4,600	174,708
Sara Lee Corp.	26,200	421,034
The Hershey Co.	6,000	320,700
Tyson Foods, Inc. "A"	8,000	127,040
William Wrigley Jr. Co.	7,675	353,510
		4,724,067
Household Products 1.2%
Clorox Co.	5,200	327,600
Colgate-Palmolive Co.	17,600	1,092,960
Kimberly-Clark Corp.	15,600	1,019,616
Procter & Gamble Co.	108,537	6,727,123
		9,167,299
Personal Products 0.1%
Alberto-Culver Co.	2,600	131,534
Avon Products, Inc.	15,300	469,098
Estee Lauder Companies, Inc. "A"	4,700	189,551
		790,183
Tobacco 0.8%
Altria Group, Inc.	71,600	5,480,980
Reynolds American, Inc.	5,900	365,623
UST, Inc.	5,500	301,565
		6,148,168
Energy 5.1%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	11,200	763,840
BJ Services Co.	10,300	310,339
Halliburton Co.	35,200	1,001,440
Nabors Industries Ltd.*	10,800	321,300
National-Oilwell Varco, Inc.*	6,000	351,300
Noble Corp.	4,700	301,646
Rowan Companies, Inc.	3,800	120,194
Schlumberger Ltd.	40,500	2,512,215
Smith International, Inc.	6,900	267,720
Transocean, Inc.*	10,800	790,884
Weatherford International Ltd.*	11,800	492,296
		7,233,174
Oil, Gas & Consumable Fuels 4.1%
Anadarko Petroleum Corp.	15,700	688,131
Apache Corp.	11,200	707,840
Chesapeake Energy Corp.	13,100	379,638
Chevron Corp.	75,140	4,873,580
ConocoPhillips	56,311	3,352,194
CONSOL Energy, Inc.	6,400	203,072
Devon Energy Corp.	15,100	953,565
El Paso Corp.	23,400	319,176
EOG Resources, Inc.	8,300	539,915
ExxonMobil Corp.	203,200	13,634,720
Hess Corp.	8,100	335,502
Kinder Morgan, Inc.	3,700	387,945
Marathon Oil Corp.	12,300	945,870
Murphy Oil Corp.	6,100	290,055
Occidental Petroleum Corp.	29,400	1,414,434
Sunoco, Inc.	4,500	279,855
Valero Energy Corp.	21,200	1,091,164
Williams Companies, Inc.	20,500	489,335
XTO Energy, Inc.	12,500	526,625
		31,412,616
Financials 12.1%
Capital Markets 2.0%
Ameriprise Financial, Inc.	8,360	392,084
Bank of New York Co., Inc.	27,100	955,546
Bear Stearns Companies, Inc.	4,100	574,410
Charles Schwab Corp.	35,900	642,610
E*TRADE Financial Corp.*	15,300	365,976
Federated Investors, Inc. "B"	2,900	98,049
Franklin Resources, Inc.	5,500	581,625
Janus Capital Group, Inc.	7,300	143,956
Legg Mason, Inc.	4,491	452,962
Lehman Brothers Holdings, Inc.	18,400	1,359,024
Mellon Financial Corp.	15,000	586,500
Merrill Lynch & Co., Inc.	30,300	2,370,066
Morgan Stanley	36,600	2,668,506
State Street Corp.	11,800	736,320
T. Rowe Price Group, Inc.	9,000	430,650
The Goldman Sachs Group, Inc.	14,800	2,503,716
		14,862,000
Commercial Banks 2.4%
AmSouth Bancorp.	12,100	351,384
BB&T Corp.	18,700	818,686
Comerica, Inc.	6,100	347,212
Commerce Bancorp, Inc.	6,400	234,944
Compass Bancshares, Inc.	4,300	245,014
Fifth Third Bancorp.	20,100	765,408
First Horizon National Corp.	5,000	190,050
Huntington Bancshares, Inc.	8,700	208,191
KeyCorp.	14,200	531,648
M&T Bank Corp.	2,800	335,888
Marshall & Ilsley Corp.	8,200	395,076
National City Corp.	20,600	753,960
North Fork Bancorp., Inc.	16,600	475,424
PNC Financial Services Group, Inc.	10,600	767,864
Regions Financial Corp.	16,000	588,640
SunTrust Banks, Inc.	12,700	981,456
Synovus Financial Corp.	11,500	337,755
US Bancorp.	60,700	2,016,454
Wachovia Corp.	55,547	3,099,523
Wells Fargo & Co.	115,700	4,186,026
Zions Bancorp.	4,000	319,240
		17,949,843
Consumer Finance 0.5%
American Express Co.	41,500	2,327,320
Capital One Financial Corp.	10,400	818,064
SLM Corp.	14,000	727,720
		3,873,104
Diversified Financial Services 3.1%
Bank of America Corp.	154,752	8,290,065
Chicago Mercantile Exchange Holdings, Inc.	1,200	573,900
CIT Group, Inc.	6,800	330,684
Citigroup, Inc.	169,000	8,394,230
JPMorgan Chase & Co.	118,700	5,574,152
Moody's Corp.	8,100	529,578
		23,692,609
Insurance 2.6%
ACE Ltd.	11,100	607,503
Aflac, Inc.	17,600	805,376
Allstate Corp.	21,500	1,348,695
Ambac Financial Group, Inc.	3,600	297,900
American International Group, Inc.	88,900	5,890,514
Aon Corp.	11,100	375,957
Chubb Corp.	13,900	722,244
Cincinnati Financial Corp.	5,905	283,794
Genworth Financial, Inc. "A"	15,000	525,150
Hartford Financial Services Group, Inc.	10,300	893,525
Lincoln National Corp.	9,811	609,067
Loews Corp.	15,200	576,080
Marsh & McLennan Companies, Inc.	18,800	529,220
MBIA, Inc.	4,600	282,624
MetLife, Inc.	26,000	1,473,680
Principal Financial Group, Inc.	9,200	499,376
Progressive Corp.	26,500	650,310
Prudential Financial, Inc.	16,600	1,265,750
Safeco Corp.	4,000	235,720
The St. Paul Travelers Companies, Inc.	23,600	1,106,604
Torchmark Corp.	3,500	220,885
UnumProvident Corp.	11,000	213,290
XL Capital Ltd. "A"	6,100	419,070
		19,832,334
Real Estate Investment Trusts 0.6%
Apartment Investment & Management Co. "A" (REIT)	3,400	184,994
Archstone-Smith Trust (REIT)	7,300	397,412
Boston Properties, Inc. (REIT)	3,700	382,358
Equity Office Properties Trust (REIT)	12,000	477,120
Equity Residential (REIT)	10,100	510,858
Kimco Realty Corp. (REIT)	7,300	312,951
Plum Creek Timber Co., Inc. (REIT)	6,400	217,856
ProLogis (REIT)	8,500	485,010
Public Storage, Inc. (REIT)	3,680	316,443
Simon Property Group, Inc. (REIT)	7,500	679,650
Vornado Realty Trust (REIT)	4,100	446,900
		4,411,552
Real Estate Management & Development 0.0%
Realogy Corp.*	8,750	198,450
Thrifts & Mortgage Finance 0.9%
Countrywide Financial Corp.	20,900	732,336
Fannie Mae	33,400	1,867,394
Freddie Mac	23,600	1,565,388
Golden West Financial Corp.	8,900	687,525
MGIC Investment Corp.	3,000	179,910
Sovereign Bancorp, Inc.	12,725	273,715
Washington Mutual, Inc.	32,954	1,432,510
		6,738,778
Health Care 6.9%
Biotechnology 0.7%
Amgen, Inc.*	39,997	2,860,985
Biogen Idec, Inc.*	11,800	527,224
Genzyme Corp.*	8,900	600,483
Gilead Sciences, Inc.*	15,600	1,071,720
MedImmune, Inc.*	8,300	242,443
		5,302,855
Health Care Equipment & Supplies 0.8%
Bausch & Lomb, Inc.	1,900	95,247
Baxter International, Inc.	22,300	1,013,758
Becton, Dickinson & Co.	8,400	593,628
Biomet, Inc.	8,100	260,739
Boston Scientific Corp.*	40,226	594,943
C.R. Bard, Inc.	3,500	262,500
Hospira, Inc.*	5,400	206,658
Medtronic, Inc.	39,300	1,825,092
St. Jude Medical, Inc.*	12,000	423,480
Stryker Corp.	10,100	500,859
Zimmer Holdings, Inc.*	8,300	560,250
		6,337,154
Health Care Providers & Services 1.5%
Aetna, Inc.	19,000	751,450
AmerisourceBergen Corp.	6,900	311,880
Cardinal Health, Inc.	13,900	913,786
Caremark Rx, Inc.	14,600	827,382
CIGNA Corp.	3,800	442,016
Coventry Health Care, Inc.*	5,500	283,360
Express Scripts, Inc.*	4,700	354,803
HCA, Inc.	14,300	713,427
Health Management Associates, Inc. "A"	7,500	156,750
Humana, Inc.*	5,700	376,713
Laboratory Corp. of America Holdings*	4,300	281,951
Manor Care, Inc.	2,600	135,928
McKesson Corp.	10,200	537,744
Medco Health Solutions, Inc.*	10,100	607,111
Patterson Companies, Inc.*	4,800	161,328
Quest Diagnostics, Inc.	5,500	336,380
Tenet Healthcare Corp.*	16,400	133,496
UnitedHealth Group, Inc.	46,100	2,268,120
WellPoint, Inc.*	21,162	1,630,532
		11,224,157
Health Care Technology 0.0%
IMS Health, Inc.	6,900	183,816
Life Sciences Tools & Services 0.2%
Applera Corp. — Applied Biosystems Group	6,200	205,282
Fisher Scientific International, Inc.*	4,264	333,615
Millipore Corp.*	1,800	110,340
PerkinElmer, Inc.	4,400	83,292
Thermo Electron Corp.*	5,400	212,382
Waters Corp.*	3,500	158,480
		1,103,391
Pharmaceuticals 3.7%
Abbott Laboratories	52,200	2,534,832
Allergan, Inc.	5,200	585,572
Barr Pharmaceuticals, Inc.*	3,700	192,178
Bristol-Myers Squibb Co.	67,200	1,674,624
Eli Lilly & Co.	33,600	1,915,200
Forest Laboratories, Inc.*	11,000	556,710
Johnson & Johnson	100,000	6,494,000
King Pharmaceuticals, Inc.*	8,500	144,755
Merck & Co., Inc.	74,400	3,117,360
Mylan Laboratories, Inc.	7,400	148,962
Pfizer, Inc.	249,300	7,070,148
Schering-Plough Corp.	50,700	1,119,963
Watson Pharmaceuticals, Inc.*	3,600	94,212
Wyeth	46,000	2,338,640
		27,987,156
Industrials 5.9%
Aerospace & Defense 1.3%
Boeing Co.	27,500	2,168,375
General Dynamics Corp.	13,800	989,046
Goodrich Corp.	4,300	174,236
Honeywell International, Inc.	28,000	1,145,200
L-3 Communications Holdings, Inc.	4,200	328,986
Lockheed Martin Corp.	12,000	1,032,720
Northrop Grumman Corp.	11,800	803,226
Raytheon Co.	15,400	739,354
Rockwell Collins, Inc.	6,000	329,040
United Technologies Corp.	34,600	2,191,910
		9,902,093
Air Freight & Logistics 0.5%
FedEx Corp.	10,500	1,141,140
United Parcel Service, Inc. "B"	36,900	2,654,586
		3,795,726
Airlines 0.1%
Southwest Airlines Co.	27,000	449,820
Building Products 0.1%
American Standard Companies, Inc.	5,900	247,623
Masco Corp.	13,800	378,396
		626,019
Commercial Services & Supplies 0.3%
Allied Waste Industries, Inc.*	8,400	94,668
Avery Dennison Corp.	3,200	192,544
Cintas Corp.	4,800	195,984
Equifax, Inc.	4,400	161,524
Monster Worldwide, Inc.*	4,400	159,236
Pitney Bowes, Inc.	7,600	337,212
R.R. Donnelley & Sons Co.	7,400	243,904
Robert Half International, Inc.	5,900	200,423
Waste Management, Inc.	18,700	685,916
		2,271,411
Construction & Engineering 0.0%
Fluor Corp.	2,900	222,981
Electrical Equipment 0.2%
American Power Conversion Corp.	6,000	131,760
Cooper Industries Ltd. "A"	3,000	255,660
Emerson Electric Co.	13,900	1,165,654
Rockwell Automation, Inc.	5,900	342,790
		1,895,864
Industrial Conglomerates 2.2%
3M Co.	25,800	1,920,036
General Electric Co.	352,900	12,457,370
Textron, Inc.	4,500	393,750
Tyco International Ltd.	68,900	1,928,511
		16,699,667
Machinery 0.8%
Caterpillar, Inc.	22,400	1,473,920
Cummins, Inc.	1,700	202,691
Danaher Corp.	8,100	556,227
Deere & Co.	7,900	662,889
Dover Corp.	7,000	332,080
Eaton Corp.	5,100	351,135
Illinois Tool Works, Inc.	14,400	646,560
Ingersoll-Rand Co., Ltd. "A"	11,100	421,578
ITT Corp.	6,300	323,001
Navistar International Corp.*	2,300	59,386
PACCAR, Inc.	8,550	487,521
Pall Corp.	4,300	132,483
Parker Hannifin Corp.	4,100	318,693
		5,968,164
Road & Rail 0.4%
Burlington Northern Santa Fe Corp.	12,400	910,656
CSX Corp.	15,200	499,016
Norfolk Southern Corp.	14,200	625,510
Ryder System, Inc.	2,100	108,528
Union Pacific Corp.	9,200	809,600
		2,953,310
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	2,300	154,146
Information Technology 8.3%
Communications Equipment 1.5%
ADC Telecommunications, Inc.*	4,014	60,210
Avaya, Inc.*	15,200	173,888
Ciena Corp.*	2,885	78,616
Cisco Systems, Inc.*	208,700	4,800,100
Comverse Technologies, Inc.*	7,000	150,080
Corning, Inc.*	53,800	1,313,258
JDS Uniphase Corp.*	58,000	127,020
Juniper Networks, Inc.*	19,300	333,504
Lucent Technologies, Inc.*	159,200	372,528
Motorola, Inc.	83,700	2,092,500
QUALCOMM, Inc.	56,500	2,053,775
Tellabs, Inc.*	15,400	168,784
		11,724,263
Computers & Peripherals 1.9%
Apple Computer, Inc.*	29,100	2,241,573
Dell, Inc.*	77,600	1,772,384
EMC Corp.*	78,600	941,628
Hewlett-Packard Co.	93,600	3,434,184
International Business Machines Corp.	52,000	4,260,880
Lexmark International, Inc. "A"*	3,400	196,044
NCR Corp.*	6,100	240,828
Network Appliance, Inc.*	12,700	470,027
QLogic Corp.*	5,600	105,840
SanDisk Corp.*	6,800	364,072
Sun Microsystems, Inc.*	120,000	596,400
		14,623,860
Electronic Equipment & Instruments 0.2%
Agilent Technologies, Inc.*	14,000	457,660
Jabil Circuit, Inc.	6,100	174,277
Molex, Inc.	5,000	194,850
Sanmina-SCI Corp.*	18,400	68,816
Solectron Corp.*	31,500	102,690
Symbol Technologies, Inc.	8,700	129,282
Tektronix, Inc.	2,800	81,004
		1,208,579
Internet Software & Services 0.7%
eBay, Inc.*	40,500	1,148,580
Google, Inc. "A"*	7,265	2,919,804
VeriSign, Inc.*	8,600	173,720
Yahoo!, Inc.*	42,500	1,074,400
		5,316,504
IT Services 0.5%
Affiliated Computer Services, Inc. "A"*	4,100	212,626
Automatic Data Processing, Inc.	19,000	899,460
Computer Sciences Corp.*	5,900	289,808
Convergys Corp.*	4,800	99,120
Electronic Data Systems Corp.	17,800	436,456
First Data Corp.	26,100	1,096,200
Fiserv, Inc.*	6,000	282,540
Paychex, Inc.	11,500	423,775
Sabre Holdings Corp.	4,600	107,594
Unisys Corp.*	11,800	66,788
		3,914,367
Office Electronics 0.1%
Xerox Corp.*	32,800	510,368
Semiconductors & Semiconductor Equipment 1.5%
Advanced Micro Devices, Inc.*	16,700	414,995
Altera Corp.*	12,800	235,264
Analog Devices, Inc.	12,200	358,558
Applied Materials, Inc.	47,500	842,175
Broadcom Corp. "A"*	15,950	483,923
Freescale Semiconductor, Inc. "B"*	13,912	528,795
Intel Corp.	197,200	4,056,404
KLA-Tencor Corp.	6,800	302,396
Linear Technology Corp.	10,000	311,200
LSI Logic Corp.*	13,600	111,792
Maxim Integrated Products, Inc.	10,600	297,542
Micron Technology, Inc.*	24,600	428,040
National Semiconductor Corp.	10,300	242,359
Novellus Systems, Inc.*	4,300	118,938
NVIDIA Corp.*	12,500	369,875
PMC-Sierra, Inc.*	8,500	50,490
Teradyne, Inc.*	6,900	90,804
Texas Instruments, Inc.	52,400	1,742,300
Xilinx, Inc.	11,900	261,205
		11,247,055
Software 1.9%
Adobe Systems, Inc.*	19,800	741,510
Autodesk, Inc.*	8,000	278,240
BMC Software, Inc.*	7,100	193,262
CA, Inc.	14,100	334,029
Citrix Systems, Inc.*	6,200	224,502
Compuware Corp.*	13,300	103,607
Electronic Arts, Inc.*	10,500	584,640
Intuit, Inc.*	11,700	375,453
Microsoft Corp.	295,250	8,069,182
Novell, Inc.*	13,500	82,620
Oracle Corp.*	137,900	2,446,346
Parametric Technology Corp.*	3,820	66,697
Symantec Corp.*	33,760	718,413
		14,218,501
Materials 1.6%
Chemicals 0.8%
Air Products & Chemicals, Inc.	7,500	497,775
Ashland, Inc.	2,200	140,316
Dow Chemical Co.	32,800	1,278,544
E.I. du Pont de Nemours & Co.	31,500	1,349,460
Eastman Chemical Co.	2,800	151,256
Ecolab, Inc.	6,200	265,484
Hercules, Inc.*	4,000	63,080
International Flavors & Fragrances, Inc.	2,700	106,758
Monsanto Co.	18,600	874,386
PPG Industries, Inc.	5,400	362,232
Praxair, Inc.	11,000	650,760
Rohm & Haas Co.	4,900	232,015
Sigma-Aldrich Corp.	2,300	174,041
		6,146,107
Construction Materials 0.0%
Vulcan Materials Co.	3,500	273,875
Containers & Packaging 0.1%
Ball Corp.	3,600	145,620
Bemis Co., Inc.	3,600	118,296
Pactiv Corp.*	4,900	139,258
Sealed Air Corp.	2,800	151,536
Temple-Inland, Inc.	3,400	136,340
		691,050
Metals & Mining 0.5%
Alcoa, Inc.	29,600	829,984
Allegheny Technologies, Inc.	3,300	205,227
Freeport-McMoRan Copper & Gold, Inc. "B"	6,600	351,516
Newmont Mining Corp.	15,400	658,350
Nucor Corp.	10,500	519,645
Phelps Dodge Corp.	7,000	592,900
United States Steel Corp.	4,400	253,792
		3,411,414
Paper & Forest Products 0.2%
International Paper Co.	15,550	538,497
Louisiana-Pacific Corp.	3,700	69,449
MeadWestvaco Corp.	6,200	164,362
Weyerhaeuser Co.	8,400	516,852
		1,289,160
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	132,804	4,324,098
BellSouth Corp.	62,100	2,654,775
CenturyTel, Inc.	4,000	158,680
Citizens Communications Co.	11,000	154,440
Embarq Corp.	5,088	246,107
Qwest Communications International, Inc.*	54,700	476,984
Verizon Communications, Inc.	99,100	3,679,583
Windstream Corp.*	16,318	215,234
		11,909,901
Wireless Telecommunication Services 0.3%
ALLTEL Corp.	13,600	754,800
Sprint Nextel Corp.	102,775	1,762,592
		2,517,392
Utilities 1.8%
Electric Utilities 0.8%
Allegheny Energy, Inc.*	5,600	224,952
American Electric Power Co., Inc.	13,600	494,632
Edison International	11,200	466,368
Entergy Corp.	7,100	555,433
Exelon Corp.	22,900	1,386,366
FirstEnergy Corp.	11,300	631,218
FPL Group, Inc.	13,900	625,500
Pinnacle West Capital Corp.	3,400	153,170
PPL Corp.	13,100	430,990
Progress Energy, Inc.	8,700	394,806
Southern Co.	25,400	875,284
		6,238,719
Gas Utilities 0.0%
Nicor, Inc.	1,500	64,140
Peoples Energy Corp.	1,300	52,845
		116,985
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	22,600	460,814
Constellation Energy Group	6,200	367,040
Dynegy, Inc. "A"*	11,300	62,602
TXU Corp.	15,800	987,816
		1,878,272
Multi-Utilities 0.8%
Ameren Corp.	7,100	374,809
CenterPoint Energy, Inc.	10,700	153,224
CMS Energy Corp.*	7,700	111,188
Consolidated Edison, Inc.	8,500	392,700
Dominion Resources, Inc.	12,000	917,880
DTE Energy Co.	6,100	253,211
Duke Energy Corp.	42,732	1,290,506
KeySpan Corp.	6,000	246,840
NiSource, Inc.	9,400	204,356
PG&E Corp.	11,900	495,635
Public Service Enterprise Group, Inc.	8,600	526,234
Sempra Energy	8,900	447,225
TECO Energy, Inc.	7,200	112,680
Xcel Energy, Inc.	14,000	289,100
		5,815,588
Total Common Stocks (Cost $347,221,578)		411,401,223
	Principal Amount ($)	Value ($)

Corporate Bonds 4.7%
Consumer Discretionary 1.0%
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	87,000	112,575
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	195,000	207,781
DaimlerChrysler NA Holding Corp., Series E, 6.019%**, 10/31/2008	1,491,000	1,496,842
Harrah's Operating Co., Inc.:
5.625%, 6/1/2015	1,133,000	1,053,139
5.75%, 10/1/2017	298,000	272,538
TCI Communications, Inc., 8.75%, 8/1/2015	1,529,000	1,810,559
Time Warner, Inc., 7.57%, 2/1/2024	1,164,000	1,259,723
Viacom, Inc.:
144A, 5.75%, 4/30/2011	678,000	676,648
144A, 6.875%, 4/30/2036	1,058,000	1,045,926
		7,935,731
Energy 0.4%
Anadarko Petroleum Corp., 6.45%, 9/15/2036	660,000	674,143
Arizona Public Service Co., 6.875%, 8/1/2036	490,000	510,959
Chesapeake Energy Corp.:
6.375%, 6/15/2015	285,000	272,175
6.875%, 1/15/2016	390,000	381,225
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015 (a)	457,000	428,576
7.5%, 2/1/2011	535,000	570,550
		2,837,628
Financials 1.6%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	2,810,000	3,083,354
American General Finance Corp.:
Series H, 4.625%, 9/1/2010	1,305,000	1,273,557
Series J, 5.625%, 8/17/2011	895,000	904,888
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	1,272,000	1,252,077
Erac USA Finance Co., 144A, 8.0%, 1/15/2011	1,180,000	1,291,410
ERP Operating LP, 6.95%, 3/2/2011	94,000	99,886
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	760,000	773,153
Nelnet, Inc., 7.4%, 9/29/2036	320,000	319,478
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	682,000	707,372
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	665,000	647,070
Residential Capital Corp., 6.5%, 4/17/2013	395,000	401,139
Sovereign Capital Trust VI, 7.908%, 6/13/2036	500,000	552,590
United Dominion Realty Trust, Inc., Series E, (REIT), 3.9%, 3/15/2010	305,000	291,943
Verizon Global Funding Corp., 7.75%, 12/1/2030	485,000	555,969
		12,153,886
Industrials 0.3%
D.R. Horton, Inc., 5.375%, 6/15/2012	1,104,000	1,054,327
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/2017 (a)	534,000	529,995
Pulte Homes, Inc.:
5.25%, 1/15/2014	169,000	160,034
6.25%, 2/15/2013	76,000	76,729
7.875%, 8/1/2011	547,000	590,528
Standard Pacific Corp., 6.5%, 8/15/2010	200,000	188,000
		2,599,613
Materials 0.1%
Newmont Mining Corp., 5.875%, 4/1/2035	421,000	395,067
Telecommunication Services 0.2%
AT&T, Inc., 6.8%, 5/15/2036 (a)	610,000	640,825
Embarq Corp., 7.082%, 6/1/2016	1,134,000	1,156,793
		1,797,618
Utilities 1.1%
Constellation Energy Group, 7.6%, 4/1/2032	515,000	606,317
Dominion Resources, Inc.:
6.3%, 9/30/2066	400,000	399,169
7.5%, 6/30/2066	1,305,000	1,370,701
Entergy Louisiana LLC, 6.3%, 9/1/2035	250,000	243,534
Nevada Power Co., 144A, 6.65%, 4/1/2036	1,100,000	1,136,852
Old Dominion Electric Cooperative, Series A, 6.25%, 6/1/2011	1,557,000	1,623,735
Pedernales Electric Cooperative, Series2002-A, 144A, 6.202%, 11/15/2032	1,730,000	1,842,779
Westar Energy, Inc., 5.95%, 1/1/2035	990,000	951,230
		8,174,317
Total Corporate Bonds (Cost $35,612,041)		35,893,860

Foreign Bonds — US$ Denominated 2.0%
Energy 0.4%
SPI Electricity Property Ltd., 144A, 7.25%, 12/1/2016	2,875,000	3,254,396
Financials 0.9%
ChinaTrust Commercial Bank, 144A, 5.625%, 12/29/2049	713,000	679,420
DBS Capital Funding Corp., Series A, 144A, 7.657%, 3/31/2049	689,000	746,775
Kaupthing Bank, 144A, 7.125%, 5/19/2016	430,000	452,007
Mizuho Financial Group, (Cayman), 8.375%, 4/27/2049	1,340,000	1,419,596
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	2,055,000	2,100,415
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	570,000	636,207
TNK-BP Finance SA, 144A, 7.5%, 7/18/2016	765,000	799,208
		6,833,628
Industrials 0.2%
Tyco International Group SA, 6.75%, 2/15/2011	976,000	1,030,800
Information Technology 0.0%
Seagate Technology HDD Holdings:
6.375%, 10/1/2011	115,000	114,425
6.8%, 10/1/2016	175,000	174,125
		288,550
Materials 0.2%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	1,042,000	1,013,226
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	499,000	478,872
		1,492,098
Telecommunication Services 0.3%
Telecom Italia Capital:
4.95%, 9/30/2014	385,000	353,599
5.25%, 11/15/2013	1,643,000	1,555,724
		1,909,323
Total Foreign Bonds — US$ Denominated (Cost $14,221,057)		14,808,795

Asset Backed 2.3%
Automobile Receivables 0.0%
MMCA Automobile Trust, "B", Series 2002-1, 5.37%, 1/15/2010	38,238	38,216
Home Equity Loans 2.3%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	998,577	1,002,654
Bayview Financial Acquisition Trust, "1A1", Series 2006-A, 5.614%, 2/28/2041	825,333	821,630
Centex Home Equity, "AF6", Series 2004-D, 4.67%, 9/25/2034	1,260,000	1,224,439
Countrywide Asset-Backed Certificates:
"AF3", Series 2005-1, 4.575%, 7/25/2035	1,985,000	1,967,195
"A1", Series 2006-S6, 5.44%**, 3/25/2034	1,320,000	1,320,000
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,320,000	1,320,000
"A2", Series 2006-15, 5.683%, 10/25/2046	1,960,000	1,967,036
"A6", Series 2006-15, 5.826%, 10/25/2046	1,960,000	1,980,757
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,295,000	1,326,172
First Franklin Mortgage Loan NIM, "A", Series 2005-FFH2, 144A, 4.75%, 4/27/2035	131,757	131,337
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	63,050	62,798
Novastar NIM Trust, "NOTE", Series 2005-N1, 144A, 4.777%, 10/26/2035	158,550	158,086
Renaissance Home Equity Loan Trust, "AF2", Series 2005-3, 4.723%, 11/25/2035	1,925,000	1,906,643
Residential Funding Mortgage Securities II, "A1", Series 2006-HI4, 5.424%**, 9/25/2036	1,985,000	1,985,000
		17,173,747
Total Asset Backed (Cost $17,243,899)		17,211,963

US Government Agency Sponsored Pass-Throughs 3.7%
Federal Home Loan Mortgage Corp.:
5.5%, 10/1/2023	1,090,358	1,086,265
6.0%, with various maturities from 12/1/2025 until 10/1/2033	1,767,851	1,786,124
6.5%, 1/1/2035	1,024,896	1,047,931
Federal National Mortgage Association:
4.5%, 10/1/2033	1,980,065	1,856,655
5.5%, with various maturities from 11/1/2024 until 2/1/2034	8,595,322	8,512,045
6.0%, with various maturities from 1/1/2024 until 4/1/2024	2,229,248	2,257,775
6.5%, with various maturities from 5/1/2023 until 6/1/2036	8,934,903	9,111,716
7.0%, 8/1/2036	1,299,685	1,335,076
7.13%, 1/1/2012	1,094,619	1,089,736
9.0%, 11/1/2030	67,678	73,764
Total US Government Agency Sponsored Pass-Throughs (Cost $28,358,087)		28,157,087

Commercial and Non-Agency Mortgage-Backed Securities 10.6%
Adjustable Rate Mortgage Trust, "1A4", Series 2006-2, 5.774%**, 5/25/2036	1,345,000	1,361,852
Banc of America Commercial Mortgage, Inc., "A4", Series 2005-5, 5.115%, 10/10/2045	2,060,000	2,026,125
Banc of America Funding Corp., "3A2", Series 2006-G, 5.75%, 7/20/2036	1,335,000	1,312,260
Banc of America Mortgage Securities, "1A11", Series 2003-2, 5.5%, 4/25/2033	1,265,000	1,263,463
Bear Stearns Adjustable Rate Mortgage Trust:
"2A3", Series 2005-4, 4.45%**, 8/25/2035	980,000	956,523
"2A1", Series 2004-12, 4.482%**, 2/25/2035	1,265,192	1,249,406
"A1", Series 2006-1, 4.625%**, 2/25/2036	3,188,976	3,129,552
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.275%**, 12/25/2035	1,252,426	1,242,252
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2003-5, 5.5%, 4/25/2033	670,271	667,233
"1A1", Series 2004-8, 5.5%, 10/25/2034	1,050,416	1,054,044
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.555%**, 3/25/2036	2,509,634	2,514,896
"1A3A", Series 2006-AR5, 5.96%**, 7/25/2036	1,268,817	1,282,619
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,360,592	1,384,828
CitiMortgage Alternative Loan Trust, "A1", Series 2006-A2, 6.0%, 5/25/2036	1,281,322	1,290,393
Countrywide Alternative Loan Trust:
"A2", Series 2003-21T1, 5.25%, 12/25/2033	1,072,536	1,063,794
"2A1", Series 2005-J6, 5.5%, 7/25/2025	1,613,243	1,603,860
"A6", Series 2004-14T2, 5.5%, 8/25/2034	1,064,728	1,058,368
"1A1", Series 2004-J1, 6.0%, 2/25/2034	269,049	268,299
"A1", Series 2004-35T2, 6.0%, 2/25/2035	734,543	734,826
Countrywide Home Loans:
"2A2C", Series 2006-HYB1, 5.29%**, 3/20/2036	1,315,000	1,309,399
"2A1", Series 2006-HYB1, 5.41%**, 3/20/2036	1,149,571	1,148,627
GE Capital Commercial Mortgage Corp., "AAB", Series 2005-C3, 4.94%, 7/10/2045	680,000	667,266
GMAC Mortgage Corp. Loan Trust:
"A2", Series 2004-J1, 5.25%, 4/25/2034	906,604	903,213
"A1", Series 2006-J1, 5.75%, 4/25/2036	1,924,809	1,934,451
Greenwich Capital Commercial Funding Corp., "AAB", Series 2006-GG7, 6.11%, 7/10/2038	790,000	821,766
GS Mortgage Securities Corp. II, "A4", Series 2005-GG4, 4.761%, 7/10/2039	2,115,000	2,034,001
JPMorgan Mortgage Trust:
"7A1", Series 2006-A3, 4.581%**, 4/25/2035	1,924,978	1,892,598
"2A4", Series 2006-A2, 5.768%**, 4/25/2036	2,000,000	2,026,200
LB-UBS Commercial Mortgage Trust:
"A2", Series 2005-C2, 4.821%, 4/15/2030	1,345,000	1,330,428
"A4", Series 2005-C5, 4.954%, 9/15/2030	2,080,000	2,025,400
"A4", Series 2005-C7, 5.197%, 11/15/2030	2,110,000	2,089,330
Lehman Mortgage Trust:
"3A3", Series 2006-1, 5.5%, 2/25/2036	1,315,000	1,317,260
"1A10", Series 2006-3, 6.0%, 7/25/2036	1,279,039	1,297,026
Master Adjustable Rate Mortgages Trust:
"B1", Series 2004-13, 3.813%**, 12/21/2034	1,389,108	1,336,186
"5A1", Series 2004-6, 4.692%**, 7/25/2034	951,048	938,906
Master Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	115,832	116,259
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	1,116,960	1,090,084
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	175,000	169,753
Mortgage Capital Funding, Inc.:
"A2", Series 1998-MC3, 6.337%, 11/18/2031	1,043,006	1,055,415
"E", Series 1997-MC2, 7.214%, 11/20/2027	1,925,000	1,938,750
Residential Accredit Loans, Inc.:
"A3", Series 2004-QS11, 5.5%, 8/25/2034	783,062	778,905
"CB", Series 2004-QS2, 5.75%, 2/25/2034	827,712	818,660
"CB1", Series 2002-QS17, 6.0%, 11/25/2032	1,025,162	1,033,171
Structured Adjustable Rate Mortgage Loan:
"6A3", Series 2005-21, 5.4%, 11/25/2035	1,190,000	1,163,150
"5A1", Series 2005-18, 5.563%**, 9/25/2035	1,118,639	1,117,651
"2A1", Series 2006-1, 5.654%**, 2/25/2036	672,217	672,471
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	409,333	391,425
Washington Mutual:
"A6", Series 2004-AR5, 3.844%**, 6/25/2034	1,475,000	1,425,660
"1A3", Series 2005-AR14, 5.073%**, 12/25/2035	1,325,000	1,310,092
"1A3", Series 2005-AR16, 5.115%, 12/25/2035	1,305,000	1,293,265
"1A2", Series 2006-AR12, 5.849%, 10/25/2036	1,315,000	1,320,548
"1A4", Series 2006-AR8, 5.941%**, 8/25/2046	1,289,501	1,299,575
Wells Fargo Mortgage Backed Securities Trust:
"4A2", Series 2005-AR16, 4.992%**, 10/25/2035	2,080,000	2,057,780
"4A4", Series 2005-AR16, 4.992%**, 10/25/2035	866,151	859,531
"2A5", Series 2006-AR2, 5.092%**, 3/25/2036	4,396,517	4,366,984
"3A2", Series 2006-AR8, 5.238%, 4/25/2036	2,070,000	2,060,160
"A1", Series 2006-3, 5.5%, 3/25/2036	1,965,664	1,961,379
"A6", Series 2006-AR11, 5.539%**, 8/25/2036	1,995,000	1,999,872
"1A3", Series 2006-6, 5.75%, 5/25/2036	1,393,833	1,398,236
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $80,084,245)		80,235,426

Collateralized Mortgage Obligations 3.9%
Fannie Mae Whole Loan:
"A2", Series 2004-W4, 5.0%, 6/25/2034	1,875,000	1,866,345
"A23", Series 2004-W10, 5.0%, 8/25/2034	2,055,000	2,039,883
Federal Home Loan Mortgage Corp.:
"HG", Series 2543, 4.75%, 9/15/2028	525,303	520,447
"BG", Series 2640, 5.0%, 2/15/2032	2,330,000	2,247,036
"BG", Series 2869, 5.0%, 7/15/2033	315,000	303,090
"DG", Series 2662, 5.0%, 10/15/2022	915,000	881,139
"KD", Series 2915, 5.0%, 9/15/2033	1,460,000	1,397,174
"NE", Series 2802, 5.0%, 2/15/2033	880,000	843,285
"NE", Series 2921, 5.0%, 9/15/2033	2,080,000	1,985,647
"PD", Series 2783, 5.0%, 1/15/2033	1,385,000	1,330,393
"PE", Series 2864, 5.0%, 6/15/2033	2,080,000	1,999,047
"QD", Series 3113, 5.0%, 6/15/2034	1,390,000	1,323,003
"PE", Series 2378, 5.5%, 11/15/2016	1,469,521	1,475,493
"PE", Series 2512, 5.5%, 2/15/2022	1,725,000	1,745,520
"YA", Series 2841, 5.5%, 7/15/2027	1,619,836	1,620,333
"GE", Series 2809, 6.0%, 5/15/2030	1,345,000	1,364,855
Federal National Mortgage Association:
"YD", Series 2005-94, 4.5%, 8/25/2033	1,445,000	1,343,875
"HE", Series 2005-22, 5.0%, 10/25/2033	1,290,000	1,234,527
"PE", Series 2005-44, 5.0%, 7/25/2033	595,000	568,753
"VD", Series 2002-56, 6.0%, 4/25/2020	13,926	13,906
"A2", Series 1998-M1, 6.25%, 1/25/2008	408,039	409,773
Government National Mortgage Association:
"GD", Series 2004-26, 5.0%, 11/16/2032	1,304,000	1,243,326
"QE", Series 2004-11, 5.0%, 12/16/2032	1,955,000	1,853,878
Total Collateralized Mortgage Obligations (Cost $30,119,819)		29,610,728

Municipal Bonds and Notes 1.8%
California, Urban Industrial Development Agency, Tax Allocation Civic Recreation, Series 1A, 4.5%, 5/1/2010 (b)	2,550,000	2,491,554
Delaware River, DE, Port Authority, Port District Project, Series A, 7.27%, 1/1/2007 (b)	930,000	934,483
Hudson County, NJ, Improvement Authority Lease Revenue, Weehawken Pershing Road, 5.72%, 3/1/2034 (b)	880,000	883,511
Mount Laurel Township, NJ, Municipal Utilities Authority System Revenue, Series B, 3.9%, 7/1/2010 (b)	950,000	912,523
San Diego, CA, Redevelopment Agency, Taxable Housing Allocation, 5.81%, 9/1/2019 (b)	2,300,000	2,348,875
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Windsor at Potomac, Series T, 6.6%, 7/1/2015	1,905,000	2,004,841
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project:
Series A, 2.5%, 10/1/2007 (b)	3,130,000	3,047,180
Series A, 3.8%, 10/1/2011 (b)	1,105,000	1,047,617
Total Municipal Bonds and Notes (Cost $13,747,687)		13,670,584

US Treasury Obligations 5.9%
US Treasury Bills:
4.801%***, 2/7/2007 (c)	270,000	264,836
4.975%***, 10/19/2006 (c)	9,280,000	9,256,916
US Treasury Bonds:
6.0%, 2/15/2026 (a)	12,067,000	13,806,349
8.125%, 8/15/2019 (a)	4,327,000	5,706,231
US Treasury Notes:
3.625%, 4/30/2007 (a)	8,971,000	8,900,210
4.25%, 11/15/2013 (a)	7,146,000	6,989,960
Total US Treasury Obligations (Cost $44,275,639)		44,924,502
	Shares	Value ($)

Preferred Stocks 0.7%
Arch Capital Group Ltd., 8.0%	5,809	155,391
BAC Capital Trust XI, 6.625%	540,000	569,686
Dresdner Funding Trust I, 144A, 8.151%	560,000	663,232
MUFG Capital Finance 1 Ltd., 6.346%	2,670,000	2,691,657
Wachovia Capital Trust III, 5.8%	1,610,000	1,614,370
Total Preferred Stocks (Cost $5,580,718)		5,694,336

Securities Lending Collateral 4.4%
Daily Assets Fund Institutional, 5.31% (d) (e) (Cost $33,571,758)	33,571,758	33,571,758

Cash Equivalents 7.2%
Cash Management QP Trust, 5.34% (f) (Cost $54,510,675)	54,510,675	54,510,675
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $704,547,203)+	101.5	769,690,937
Other Assets and Liabilities, Net	(1.5)	(11,559,272)
Net Assets	100.0	758,131,665

* Non-income producing security

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2006.

*** Annualized yield at time of purchase; not a coupon rate

+ The cost for federal income tax purposes was $719,856,615. At September 30, 2006, net unrealized appreciation for all securities based on tax cost was $49,834,322. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $75,269,657 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,435,335.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at September 30, 2006 amounted to $32,914,157 which is 4.3% of net assets.

(b) Bond is insured by one of these companies

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	American Municipal Bond Assurance Corp.	0.1
FSA	Financial Security Assurance, Inc.	0.1
MBIA	Municipal Bond Insurance Association	1.0
XLCA	XL Capital Assurance	0.3

(c) At September 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japan Government Bond	12/11/2006	32	36,325,671	36,517,248	191,577
DAX Index	12/15/2006	95	17,841,183	18,205,246	364,063
EOE Dutch Stock Index	10/20/2006	220	26,117,210	27,035,095	917,885
Hang Seng Index	10/27/2006	267	30,252,723	30,088,972	(163,751)
S&P 500 Index	12/14/2006	13	4,324,946	4,372,550	47,604
Total net unrealized appreciation					1,357,378

At September 30, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	12/19/2006	441	47,151,208	47,655,562	(504,354)
S&P 500 Index	12/14/2006	87	28,528,016	29,262,450	(734,434)
Total net unrealized depreciation					(1,238,788)

As of September 30, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	23,169,433	AUD	30,755,000	12/20/06	(287,722)
USD	37,092,049	CAD	41,279,000	12/20/06	(71,189)
Total net unrealized depreciation					(358,911)
Currency Abbreviations
AUD Australian Dollars CAD Canadian Dollars USD US Dollars

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $616,464,770) — including $32,914,157 of securities loaned	$ 681,608,504
Investment in Daily Assets Fund Institutional (cost $33,571,758)*	33,571,758
Investment in Cash Management QP Trust (cost $54,510,675)	54,510,675
Total investments in securities, at value (cost $704,547,203)	769,690,937
Cash	46,047
Foreign currency, at value (cost $12,685,102)	12,656,012
Receivable for investments sold	7,779,975
Dividends receivable	452,549
Interest receivable	2,475,822
Receivable for Fund shares sold	1,865,449
Receivable for daily variation margin on open futures contracts	54,689
Due from Advisor	90,245
Other assets	52,897
Total assets	795,164,622
Liabilities
Payable for investments purchased	2,698,593
Unrealized depreciation on forward foreign currency exchange contracts	358,911
Payable upon return of securities loaned	33,571,758
Accrued management fee	227,851
Other accrued expenses and payables	175,844
Total liabilities	37,032,957
Net assets, at value	$ 758,131,665

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2006 (Unaudited) (continued)
Net Assets
Net assets consist of: Undistributed net investment income	1,727,256
Net unrealized appreciation (depreciation) on: Investments	65,143,734
Futures	118,590
Foreign currency related transactions	(573,777)
Accumulated net realized gain (loss)	(2,274,319)
Paid-in capital	693,990,181
Net assets, at value	$ 758,131,665
Net Asset Value
Investment Class* Net Asset Value and redemption price(a) per share ($31,672,498 ÷ 2,720,168 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 11.64
Institutional Class Net Asset Value and redemption price(a) per share ($726,459,167 ÷ 60,136,685 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 12.08

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

* On October 23, 2006, Investment Class was renamed Class S (see Note H, Subsequent Event).

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 3,811,736
Interest	7,294,252
Interest — Cash Management QP Trust	1,413,181
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	19,060
Total Income	12,538,229
Expenses: Management fee	2,254,453
Administration fee	246,438
Services to shareholders	383,735
Administrator service fee	302,198
Auditing	38,376
Legal	43,414
Trustees' fees and expenses	12,963
Custodian fees	17,307
Reports to shareholders and shareholder meeting	20,583
Registration fees	13,908
Other	31,713
Total expenses before expense reductions	3,365,088
Expense reductions	(1,284,026)
Total expenses after expense reductions	2,081,062
Net investment income	10,457,167
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,849,729
Futures	4,475,565
Foreign currency related transactions	2,496,172
11,821,466
Net unrealized appreciation (depreciation) during the period on: Investments	9,725,096
Futures	(1,439,056)
Foreign currency related transactions	(32,723)
8,253,317
Net gain (loss) on investment transactions	20,074,783
Net increase (decrease) in net assets resulting from operations	$ 30,531,950

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations: Net investment income	$ 10,457,167	$ 17,905,080
Net realized gain (loss) on investment transactions	11,821,466	46,933,938
Net unrealized appreciation (depreciation) during the period on investment transactions	8,253,317	2,248,088
Net increase (decrease) in net assets resulting from operations	30,531,950	67,087,106
Distributions to shareholders from: Net investment income Investment Class	(320,463)	(837,033)
Institutional Class	(9,001,443)	(19,064,819)
Fund share transactions: Proceeds from shares sold	24,369,630	57,831,771
Reinvestment of distributions	9,321,101	19,896,122
Cost of shares redeemed	(54,058,634)	(142,822,716)
Redemption fees	32,200	97,772
Net increase (decrease) in net assets from Fund share transactions	(20,335,703)	(64,997,051)
Increase (decrease) in net assets	874,341	(17,811,797)
Net assets at beginning of period	757,257,324	775,069,121
Net assets at end of period (including undistributed net investment income of $1,727,256 and $591,995, respectively)	$ 758,131,665	$ 757,257,324

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Investment Class+ Years Ended March 31,	2006[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.30	$ 10.62	$ 10.43	$ 9.75
Income (loss) from investment operations: Net investment income (loss)[c]	.16	.22	.21	.11
Net realized and unrealized gain (loss) on investment transactions	.30	.70	.30	.93
Total from investment operations	.46	.92	.51	1.04
Less distributions from: Net investment income	(.12)	(.24)	(.32)	(.36)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.64	$ 11.30	$ 10.62	$ 10.43
Total Return (%)[d]	4.10**	8.77	4.92	10.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	31	56	69
Ratio of expenses before expense reductions (%)	1.01*	1.41	1.33[e]	1.41e*
Ratio of expenses after expense reductions (%)	.75*	1.00	1.00[e]	1.00e*
Ratio of net investment income (loss) (%)	2.62*	1.92	1.90	1.65*
Portfolio turnover rate (%)	105*	101[g]	106[f,g]	115g**

+ On October 23, 2006, Investment Class was renamed Class S (see Note H, Subsequent Event).

[a] For the six months ended September 30, 2006 (Unaudited).

[b] For the period July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio includes expenses allocated from the Asset Management Portfolio.

[f] This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.

[g] The portfolio turnover rates including mortgage dollar roll transactions were 108%, 122% and 124% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.74	$ 11.04	$ 10.84	$ 9.17	$ 10.92	$ 10.98
Income (loss) from investment operations: Net investment income (loss)	.17[b]	.27[b]	.25[b]	.21[b]	.25[b]	.31
Net realized and unrealized gain (loss) on investment transactions	.32	.74	.33	1.94	(1.53)	(.08)
Total from investment operations	.49	1.01	.58	2.15	(1.28)	.23
Less distributions from: Net investment income	(.15)	(.31)	(.38)	(.48)	(.47)	(.28)
Net realized gain on investment transactions	—	—	—	—	—	(.01)
Total distributions	(.15)	(.31)	(.38)	(.48)	(.47)	(.29)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.08	$ 11.74	$ 11.04	$ 10.84	$ 9.17	$ 10.92
Total Return (%)[c]	4.22**	9.19	5.42	23.71	(11.88)	2.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	726	726	719	702	548	438
Ratio of expenses before expense reductions (%)	.90*	.91	.83[d]	.91[d]	.93[d]	.91[d]
Ratio of expenses after expense reductions (%)	.55*	.55	.55[d]	.55[d]	.55[d]	.55[d]
Ratio of net investment income (loss) (%)	2.82*	2.37	2.35	2.08	2.61	2.84
Portfolio turnover rate (%)	105*	101[f]	106[e,f]	115[f]	133	90

[a] For the six months ended September 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio includes expenses allocated from the Asset Management Portfolio.

[e] This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 108%, 122% and 124% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Lifecycle Long Range Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust. On July 10, 2006, DWS Lifecycle Long Range Fund became a series of DWS Advisor Funds, an open-end investment management company. Prior to July 10, 2006, DWS Lifecycle Long Range Fund was a series of DWS Advisor Funds III, an open-end investment management company.

The Fund currently has two classes of shares: Class S (formerly Investment Class) and Institutional Class. Institutional Class shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Institutional Class shares have lower ongoing expenses than Class S shares. On October 23, 2006, Investment Class was renamed Class S. (Please see Note H, Subsequent Event.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at values determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and affiliated funds are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated Fund holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $15,505,500, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 ($8,330,000), March 31, 2011 ($4,620,000), March 31, 2012 ($2,300,600) and March 31, 2013 ($254,900), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, futures and foreign currency related transactions. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $146,271,259 and $171,578,793, respectively. Purchases and sales of US Treasury obligations aggregated $204,724,066 and $199,880,143, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG is the Advisor for the Fund. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the passive equity portion of the Fund's portfolio and is paid by the Advisor for its services. Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen PLC, serves as a sub-advisor to the core bond and active fixed income portion of the Fund's portfolio and is paid by the Advisor for its services.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions.

Prior to June 1, 2006, the management fee payable under the Investment Management Agreement was equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement, the fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.600%
Next $750 million of such net assets	.575%
Over $1 billion of such net assets	.550%

For the period from April 1, 2006 through May 31, 2006, the Advisor and Administrator had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the total operating expenses at the following rates:

Investment Class	1.00%
Institutional Class	.60%

In addition, for the period April 1, 2006 through May 31, 2006, the Advisor and Administrator have voluntarily agreed to waive all or a portion of its management fee and reimburse expenses of average daily net assets of the Fund at 0.55% for Institutional Class.

Effective June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the total operating expenses of each class as follows:

Investment Class	1.25%
Institutional Class	.55%

Accordingly, for the six months ended September 30, 2006, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $676,845 and the amount charged aggregated $1,577,608 which was equivalent to an annualized effective rate of 0.42% of the Fund's average daily net assets.

In addition, for the six months ended September 30, 2006, the Advisor reimbursed $369,301 of other expenses for the Institutional Class.

Administrator Service Fee. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Fund's Administrator. For its services as Administrator, ICCC received a fee (the "Administrator Service Fee") of 0.72% of the Fund's Investment Class and 0.22% of the Fund's Institutional Class average daily net assets, computed and accrued daily and paid monthly.

For the period April 1, 2006 through May 31, 2006, the Administrator Service Fee charged to the Fund was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2006	Annualized Effective Rate
Investment Class	$ 37,194	11,854	16,138.49%
Institutional Class	265,004	216,836	24,970.04%
	$ 302,198	$ 228,690	$ 41,108

Administration Fee. Effective June 1, 2006, the Administrator agreement with ICCC was terminated and the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through September 30, 2006, DeIM received an Administration Fee of $246,438, of which $61,456 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Investment and Institutional Class shares. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. Prior to June 1, 2006, the fees were paid under the Administrative Service Agreement with ICCC. For the period from June 1, 2006 through September 30, 2006, the amounts charged to the Fund by DWS-SISC for transfer agency services were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2006
Investment Class	1,424	—	1,424
Institutional Class	6,783	6,783	—
	$ 8,207	$ 6,783	$ 1,424

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,240, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended September 30, 2006, the Advisor reimbursed the Fund $1,769, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended September 30, 2006, the Fund's custodian fees were reduced by $638 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2006		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class*	208,583	$ 2,362,914	691,561	$ 7,548,185
Institutional Class	1,873,219	22,006,716	4,392,889	50,283,586
		$ 24,369,630		$ 57,831,771
Shares issued to shareholders in reinvestment of distributions
Investment Class*	28,419	$ 320,360	75,596	$ 832,597
Institutional Class	769,650	9,000,741	1,660,524	19,063,525
		$ 9,321,101		$ 19,896,122
Shares redeemed
Investment Class*	(291,688)	$ (3,290,104)	(3,223,149)	$ (35,353,308)
Institutional Class	(4,329,080)	(50,768,530)	(9,429,783)	(107,469,408)
		$ (54,058,634)		$ (142,822,716)
Redemption fees		$ 32,200		$ 97,772
Net increase (decrease)
Investment Class*	(54,686)	$ (606,830)	(2,455,992)	$ (26,972,526)
Institutional Class	(1,686,211)	(19,728,873)	(3,376,370)	(38,024,525)
		$ (20,335,703)		$ (64,997,051)

* On October 23, 2006, Investment Class was renamed Class S (see Note H, Subsequent Event).

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

H. Subsequent Event

On June 28, 2006, the Fund's Board approved renaming the Fund's existing Investment Class shares to Class S shares. This renaming of this class was completed on October 23, 2006.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Lifecycle Long Range Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,734,656.118	1,936.000	.000	290,217.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,734,373.118	1,936.000	283.000	290,217.000

V. Approval of Reorganization of the Fund as a series of Another Massachusetts Business Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,732,607.118	3,069.000	916.000	290,217.000

VI. Approval of an Amended and Restated Subadvisory Agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, N.A.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,736,295.118	297.000	.000	290,217.000

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Advisor Funds III.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	358,709,295.741	618,791.720
Dawn-Marie Driscoll	358,709,295.741	618,791.720
Keith R. Fox	358,709,295.741	618,791.720
Kenneth C. Froewiss	358,709,295.741	618,791.720
Martin J. Gruber	358,709,295.741	618,791.720
Richard J. Herring	358,709,295.741	618,791.720
Graham E. Jones	358,709,295.741	618,791.720
Rebecca W. Rimel	358,709,295.741	618,791.720
Philip Saunders, Jr.	358,709,295.741	618,791.720
William N. Searcy, Jr.	358,709,295.741	618,791.720
Jean Gleason Stromberg	358,709,295.741	618,791.720
Carl W. Vogt	358,709,295.741	618,791.720
Axel Schwarzer	358,709,295.741	618,791.720

IV. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all Funds that are series of DWS Advisor Funds III.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
358,138,480.870	167,715.841	564,619.750	457,271.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment advisory agreement with DeAM, the current sub-advisory agreement between DeAM and Northern Trust Investments, N.A. ("NTI"), and the current sub-advisory agreement between DeAM and Aberdeen Asset Management Inc. ("AAMI") in September 2006. The Fund's current investment advisory agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeAM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment advisory agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment advisory and sub-advisory agreements.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fees paid to NTI and AAMI are paid by DeAM out of its fee and not directly by the Fund.

DeAM and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeAM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeAM's, NTI's and AAMI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment advisory agreement and each of the sub-advisory agreements, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeAM by similar funds and institutional accounts advised by DeAM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeAM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeAM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeAM with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeAM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Institutional Class shares) was in the 2nd quartile of the applicable Lipper universe in each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DeAM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeAM, NTI and AAMI. The Board considered extensive information regarding DeAM, including DeAM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement and each of the sub-advisory agreements, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DeAM, NTI and AAMI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeAM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeAM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeAM the cost allocation methodology used to determine DeAM's profitability. In analyzing DeAM's costs and profits, the Board also reviewed the fees paid to and services provided by DeAM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeAM and its affiliates as a result of DeAM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeAM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeAM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeAM, NTI and AAMI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeAM, NTI or AAMI, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeAM and its affiliates) research services from third parties that are generally useful to DeAM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeAM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeAM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeAM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeAM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment advisory agreement and each of the sub-advisory agreements, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Account Management Resources

Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTAMX
CUSIP Number	23339E 525
Fund Number	567
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	BTILX
Fund Number	812

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006